UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 8, 2011 (July 5, 2011)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 5, 2011, the Registrant’s wholly-owned subsidiary Endo Pharmaceuticals Inc. (the Company) received a Paragraph IV Certification Notice from Mylan Technologies Inc. advising of the filing of an Abbreviated New Drug Application (ANDA) for a generic version of FROVA® (frovatriptan succinate) 2.5 mg tablets.

The Paragraph IV certification notice refers to U.S. Patent Nos.: 5,464,864; 5,616,603; 5,637,611; 5,827,871 and 5,962,501, which cover FROVA®, a product indicated for the acute treatment of migraine attacks with or without aura in adults and launched in 2005. These patents are listed in the U.S. Food and Drug Administration’s (FDA) Orange Book and expire between 2013 and 2015.

The Company is currently reviewing the details of this notice.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: July 8, 2011